UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 14, 2013

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 Church Street, New Haven, Connecticut	06506
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number,
Including Area Code	(203) 499-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Shareowners of UIL Holdings Corporation (“Corporation”) was held on May 14, 2013.  The following matters were submitted to a vote:  (1) election of the members of the Board of Directors for the year, until the 2014 Annual Meeting, (2) ratification of the selection of PricewaterhouseCoopers LLP as UIL Holdings’ independent registered public accounting firm for 2013, (3) approval, on an advisory basis, of the compensation of the named executive officers and (4) approval of the Amended and Restated UIL Holdings Corporation 2008 Stock and Incentive Compensation Plan. For more information on the above proposals, see the Corporation’s proxy statement dated April 3, 2013.

All of the nominees for election as Directors listed in the Corporation’s proxy statement for the meeting were elected, by the following votes:

	Number of Shares
			Broker
Nominee	For	Withheld	Non-Votes
Thelma R. Albright	35,658,311	645,841	8,701,963
Arnold L. Chase	33,477,768	2,826,384	8,701,963
Betsy Henley-Cohn	35,632,720	671,432	8,701,963
Suedeen Kelly	35,647,238	656,914	8,701,963
John L. Lahey	35,645,343	658,809	8,701,963
Daniel J. Miglio	35,600,979	703,173	8,701,963
William F. Murdy	35,620,512	683,640	8,701,963
William B. Plummer	35,859,215	444,937	8,701,963
Donald R. Shassian	35,859,542	444,610	8,701,963
James P. Torgerson	35,652,923	651,229	8,701,963

The selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the books and affairs of UIL Holdings for the fiscal year 2013 was ratified by the following vote:

Number of Shares
For	Against	Abstained
44,349,487	452,539	204,089

The compensation of the named executive officers was approved by the following non-binding advisory vote:

Number of Shares
			Broker
For	Against	Abstained	Non-Votes
34,742,746	931,027	630,379	8,701,963

The approval of the Amended and Restated UIL Holdings Corporation 2008 Stock and Incentive Compensation Plan was approved by the following vote:

Number of Shares
For	Against	Abstained	Broker Non-Votes
31,841,404	3,818,429	644,319	8,701,963

Item 8.01	Other Events.

On May 14, 2013, UIL Holdings issued a press release announcing that its Board of Directors had declared a quarterly dividend of $0.432 per share on its common stock.  This dividend is payable July 1, 2013 to shareowners of record at the close of business on June 17, 2013.

A copy of the Registrant's press release discussing the dividend, among other items, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits – The following exhibit is filed as part of this report:

99.1	Press release, dated May 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION
Registrant

Date: 5/16/13	By	/s/ Richard J. Nicholas
Richard J. Nicholas
Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press release, dated May 14, 2013.